Exhibit                                          Page(s) of this Form or
Number     Exhibit Description                   Report Previously Filed*
_______    ___________________                   ________________________

3          Articles of Incorporation, as
           amended, and Bylaws


           (a) Articles of Incorporation,        Form 10-QSB for quarter
               as amended                        ended September 30, 1995
                                                 as filed November 6, 1995

           (b) Bylaws, as amended                Form 10-QSB for quarter
                                                 ended March 31, 1998
                                                 as filed May 15, 1998

4          Instruments defining the rights of
           Security holders including
           debentures

           (a) Excerpts from Articles of         Form 10-QSB for quarter
               Incorporation, as amended         ended September 30, 1995
                                                 as filed November 6, 1995

           (b) Excerpts from Bylaws, as          Form 10-QSB for quarter
               amended                           ended March 31, 1998
                                                 as filed May 15, 1998

10         Material Contracts

           (a) 1995 Stock Option Plan**          Proxy Statement dated
                                                 June 13, 1995
                                                 as filed June 14, 1995

           (b) Form of Stock Option Agreement**  Form 10-KSB for the year ended December 31, 1995
                                                 as filed March 29, 1996

           (c) Americomm Cheyenne River          Form 10-QSB for the quarter
               Prospect Agreement by and         Ended June 30, 1998
               among the Registrant, Fred        as filed August 12, 1998
               S. Jensen, Richard A. Bate,
               A. R. Briggs and Thomas L.
               Thompson

           (d) Promissory Note date March 15,    Form 10-QSB/A for
               2000 issued to Albert E.          the quarter ended March
               Whitehead Living Trust            31, 2000
                                                 as filed November 14, 2000

           (e) Farmout Agreement dated           Filed herewith
               November 15, 2000 among
               the Registrant and the
               other parties named therein


28         Common stock certificates             Amendment No. 2 Form 10
                                                 Registration Statement filed
                                                 September 17, 1992

*          Incorporated herein by reference

**         Compensatory plan or arrangement